[LOGO] First Security Benefit Life Insurance                   ADVISORDESIGNS(R)
       and Annuity Company of New York SM                     ASSET REALLOCATION

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS

Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION


[ ] Application Attached or Contract Number_____________________________________________________________

Name of Owner___________________________________________________________________________________________________________________
             First                                  MI                       Last

Mailing Address_________________________________________________________________________________________________________________
               Street Address                                      City                      State             ZIP Code

Social Security Number/Tax I.D. Number_____________________________________________

Daytime Phone Number___________________________________ Home Phone Number ______________________________________________________


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2. SET UP ASSET REALLOCATION

Please complete each sub-section.

A.  Effective Date____________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

      If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.   Number of Reallocations (check one):

     [ ] One-time reallocation

     [ ] Recurring (check frequency):

         [ ] Monthly      [ ] Quarterly

         [ ] Annually     [ ] Semi-Annually

C.  Future Allocations (check one):

    [ ] Allocate future contributions according to the percentages indicated on this form.
    [ ] Do not change the allocation of future contributions.

      If no option is indicated above, the allocation of future contributions will not be changed.
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                                                                 PLEASE CONTINUE

FSB 217 Supp A (11-06)                          AdvisorDesigns 32-79903-00 (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS

PLEASE INDICATE WHOLE PERCENTAGES TOTALING 100%

_____ %AIM V.I. Capital Appreciation
_____ %AIM V.I. International Growth
_____ %AIM V.I. Mid Cap Core Equity
_____ %Direxion Dynamic VP HY Bond
_____ %Dreyfus VIF International Value
_____ %Federated Fund for
       U.S. Government Securities II
_____ %Federated High Income Bond II
_____ %Fidelity(R) VIP Contrafund(R)
_____ %Fidelity(R) VIP Growth Opportunities
_____ %Fidelity(R) VIP Index 500
_____ %Fidelity(R) VIP Investment Grade Bond
_____ %Neuberger Berman AMT Guardian
_____ %Neuberger Berman AMT Partners
_____ %Oppenheimer Main Street
       Small Cap Fund(R)/VA
_____ %PIMCO VIT Low Duration
_____ %PIMCO VIT Real Return
_____ %PIMCO VIT StocksPLUS(R) Growth
       and Income
_____ %PIMCO VIT Total Return
_____ %RVT CLS AdvisorOne Amerigo
_____ %RVT CLS AdvisorOne Berolina
_____ %RVT CLS AdvisorOne Clermont
_____ %Rydex VT Absolute Return Strategies
_____ %Rydex VT Banking
_____ %Rydex VT Basic Materials
_____ %Rydex VT Biotechnology
_____ %Rydex VT Commodities
_____ %Rydex VT Consumer Products
_____ %Rydex VT Dynamic Dow
_____ %Rydex VT Dynamic OTC
_____ %Rydex VT Dynamic Russell 2000(R)
_____ %Rydex VT Dynamic S&P 500
_____ %Rydex VT Dynamic Strengthening
       Dollar
_____ %Rydex VT Dynamic Weakening Dollar
_____ %Rydex VT Electronics
_____ %Rydex VT Energy
_____ %Rydex VT Energy Services
_____ %Rydex VT EP Aggressive
_____ %Rydex VT EP Conservative
_____ %Rydex VT EP Moderate
_____ %Rydex VT Europe Advantage
_____ %Rydex VT Financial Services
_____ %Rydex VT Government
       Long Bond Advantage
_____ %Rydex VT Health Care
_____ %Rydex VT Hedged Equity
_____ %Rydex VT Internet
_____ %Rydex VT Inverse Dynamic Dow
_____ %Rydex VT Inverse
       Government Long Bond
_____ %Rydex VT Inverse Mid Cap
_____ %Rydex VT Inverse OTC
_____ %Rydex VT Inverse Russell 2000(R)
_____ %Rydex VT Inverse S&P 500
_____ %Rydex VT Japan Advantage
_____ %Rydex VT Large Cap Growth
_____ %Rydex VT Large Cap Value
_____ %Rydex VT Leisure
_____ %Rydex VT Mid Cap Advantage
_____ %Rydex VT Mid Cap Growth
_____ %Rydex VT Mid Cap Value
_____ %Rydex VT Multi-Cap Core Equity
_____ %Rydex VT Nova
_____ %Rydex VT OTC
_____ %Rydex VT Precious Metals
_____ %Rydex VT Real Estate
_____ %Rydex VT Retailing
_____ %Rydex VT Russell 2000(R) Advantage
_____ %Rydex VT Sector Rotation
_____ %Rydex VT Small Cap Growth
_____ %Rydex VT Small Cap Value
_____ %Rydex VT Technology
_____ %Rydex VT Telecommunications
_____ %Rydex VT Transportation
_____ %Rydex VT U.S. Government
       Money Market
_____ %Rydex VT Utilities
_____ %SBL Global
_____ %SBL Small Cap Value
_____ %Van Kampen LIT Government
_____ %Wells Fargo Advantage Opportunity VT

MUST TOTAL 100%
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4. PROVIDE SIGNATURE

I UNDERSTAND AND AUTHORIZE THE TRANSACTION(S) REQUESTED ON THIS FORM.


X_________________________________________________________________   X___________________________________________________________
 Signature of Owner                              Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X_________________________________________________________________     __________________________________________________________
  Signature of Representative (optional)         Date (mm/dd/yyyy)     Print Name of Representative


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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                          Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 217 Supp A (11 -06)                         AdvisorDesigns 32-79903-00 (2/2)